Investor Presentation Together with you, we make a house a home. March 2024

Key Takeaways And Updates We are the nation’s premier single-family home leasing and management company  We believe we remain well positioned to deliver outsized AFFO growth through our accretive homebuilder relationships, our growing third-party management business, and our strategic approach to offering a best-in- class resident experience focused on choice, flexibility, and convenience  Supply and demand fundamentals for SFR housing expected to remain favorable, with the millennial population just beginning to reach our average new resident age (T12M) of 39 years old  In all 16 of our core markets, it is more affordable to lease a home than it is to buy, by a weighted average savings of $1,200 per month or 35%, according to data from John Burns as of 4Q23  We believe our emphasis on location, scale, and eyes in markets is an evergreen strategy that offers us many competitive advantages  Preliminary February 2024 Same Store results indicate our peak leasing season is off to a strong start:  Average occupancy at a pre-pandemic high of 97.6%, up from 97.5% in January 2024  Renewal lease rate growth of 5.7% maintaining solid result from 5.9% in January 2024  New lease rate growth of 1.3% reflects significant rebound from -1.5% in January 2024  Blended lease rate growth of 4.5% approximately 100bps higher than 3.5% in January 2024 2

The Company does not provide guidance for the most comparable GAAP financial measures of net income (loss), total revenues, and property operating and maintenance expense, or a reconciliation of the forward-looking non-GAAP financial measures of Core FFO per share, AFFO per share, Same Store Core revenue growth, Same Store Core operating expense growth, and Same Store NOI growth to the comparable GAAP financial measures because it is unable to reasonably predict certain items contained in the GAAP measures, including non-recurring and infrequent items that are not indicative of the Company’s ongoing operations. Such items include, but are not limited to, impairment on depreciated real estate assets, net (gain)/loss on sale of previously depreciated real estate assets, share-based compensation, casualty loss, non-Same Store revenues, and non-Same Store operating expenses. These items are uncertain, depend on various factors, and could have a material impact on our GAAP results for the guidance period.  FY 2024 Guidance Our FY 2024 guidance represents Core FFO growth of over 5% year-over-year at the midpoint Track Record of Sector-Leading Growth and High-Quality Resident Experience FY 2024 Guidance FY 2024 Range $1.82 - $1.90 $1.54 - $1.62 4.5% - 5.5% 5.5% - 7.0% 3.5% - 5.5% Core FFO per share – diluted AFFO per share – diluted SS Core Revenues growth SS Core OpEx growth SS NOI growth FY 2023 Actual $1.77 $1.50 6.5% 10.3% 4.8% FY 2024 Midpoint $1.86 $1.58 5.0% 6.25% 4.5%  Guidance assumes continued acquisition activity in 2024, mostly from our homebuilder partners and potential portfolio acquisitions, including: • Wholly owned acquisitions of $600 million to $1 billion • JV acquisitions of $100 million to $300 million  Wholly owned acquisitions expected to be largely funded from a combination of operating cash flows and capital recycling; guidance anticipates wholly owned dispositions of $400 million to $600 million 3

Dallas I. Strategic Approach To Growth

Differentiated Portfolio And Platform

We are strategically positioned around three pillars that enhance growth and the resident experience

Track Record of Sector-Leading Growth and High-Quality Resident Experience

Location

- ~96% of wholly owned portfolio in Western U.S., Sunbelt, and Florida
- We believe infill locations offer better insulation from new supply
- Outsized long-term growth drivers (e.g. population growth, job growth, household formation)
- Desirable neighborhoods, great schools, and easy access to jobs, amenities and population centers

Scale

- Average of nearly 5,300 wholly owned homes across our 16 core markets as of 4Q23
- Over 14k third-party managed homes, primarily in our 16 core markets
- Three markets (Atlanta, Phoenix, and Tampa) with over 10k homes owned and/or managed
- >98% of revenue from markets with ~2,000+ wholly owned homes

Eyes in Markets

- ~1,000 operations personnel across 40 local home pods
- 20 in-house investment professionals serving our 16 core markets
- Proactive "ProCare" service visits by in-house techs
- Local, in-house control of the resident experience

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Channel agnostic, location specific Multi-Channel Approach To Acquisitions Our multi-channel approach puts eyes on more opportunities and maximizes selectivity Broker/MLS Leverage AcquisitionIQ and broker network to maximize deal flow Builder Partnerships Growing relationships to target new-build supply in desirable locations Third-Party Management Pipeline of potential future acquisitions of homes about which we have deeper insight Portfolio Transactions Purchase of cash-flowing portfolios at scale, as well as investor portfolio aggregation Joint Ventures Create new relationships that generate fee income and represent potential future growth opportunities Sale Leaseback Acquire from individual owners interested in transitioning to leasing lifestyle  We believe our multi-channel acquisition approach enables significant external growth in better locations without on- balance sheet development risk 6

Relationship Approach To Build-To-Rent (BTR) We partner with the nation’s best homebuilders rather than competing directly against them Our homebuilder-relationship approach to BTR offers what we believe are meaningful investment yields of 6%+ with few of the risks of on-balance sheet development  Alicia MacPhee, our former SVP Operations East, has moved into the newly created role of SVP BTR Asset Management to oversee and capture additional value from our BTR growth and operations  As of December 31, 2023, our BTR pipeline was nearly 1,800 homes (approximately $700M) with some of the nation’s largest and best homebuilders including Pulte, Lennar, and many others  We enter into each new contract on a project-by-project basis, with Invitation Homes remaining selective on pricing and location  Our homebuilder partners develop homes at the highest level of quality that an end-user would expect, along with our customary finishes that further harden and extend the life of the asset  Each home includes standard homebuilder warranties and guarantees, keeping our expected OpEx costs low for many years Orlando Orlando 7

Key benefits for Invitation Homes:  Drive meaningful AFFO/sh growth and margin expansion with value-add platform & minimal capital investment  High margin revenue stream in a high-barrier sector where efficient third-party managers are scarce  Add value to the core business by increasing scale in markets where we own homes  Create a pipeline of future acquisition opportunities of homes about which we have an information advantage  Provide a pathway to more easily scale into new markets that we find attractive Leveraging Our Best-In-Class Property Management Playbook Capital-light opportunity to meaningfully grow AFFO/share with owners of large SFR portfolios Key benefits for portfolio owners:  Access to our unmatched scale and platform, including our people and systems  Engage our coast-to-coast expertise in managing diverse and geographically dispersed assets Key benefits for residents:  Receive our trademark services, including ProCare and 24/7 emergency maintenance  Realize potential savings and convenience through our scale and value-added services 8

July 2023 Portfolio Acquisition Of Exceptionally Well-Located Homes High-growth portfolio that further enhances our scale and margin expansion opportunities Portfolio acquisitions bring cash-flowing assets immediately onto our platform at scale, at a value that we believe is impossible to replicate through one-off buying in today's environment  1,870 homes acquired from one seller in 3Q 2023 for approximately $645 million, largely funded with excess cash on hand  Year 1 yield estimated in the mid-5s that we anticipate will grow quickly  Over 90% of the homes overlap with our existing Sunbelt footprint, including within our Florida and Texas markets as well as Las Vegas, Phoenix, Atlanta and the Carolinas Dallas 138 Phoenix 217 Atlanta 177 Tampa 347 Las Vegas 264 Carolinas 98 Jacksonville 42 Orlando 117Houston 312Number of homes acquired in core markets 9

Track Record Of Consistency And Sector-Leading Growth

Differentiated locations, scale, and local expertise have driven organic growth outperformance


2017 SS-NOI Growth
Invitation Homes 7.4%
AMH 5.1%
National Multifamily 2.8%
Coastal Multifamily 2.9%
2018 SS-NOI Growth
Invitation Homes 4.4%
AMH 2.8%
National Multifamily 2.9%
Coastal Multifamily 2.3%
2019 SS-NOI Growth
Invitation Homes 5.6%
AMH 3.7%
National Multifamily 4.2%
Coastal Multifamily 3.3%
2020 SS-NOI Growth
Invitation Homes 3.7%
AMH 2.0%
National Multifamily -1.5%
Coastal Multifamily -6.1%
2021 SS-NOI Growth
Invitation Homes 9.4%
AMH 8.7%
National Multifamily 2.9%
Coastal Multifamily -5.1%
2022 SS-NOI Growth
Invitation Homes 9.1%
AMH 9.1%
National Multifamily 15.3%
Coastal Multifamily 13.5%
2023 SS-NOI Growth
Invitation Homes 4.8%
AMH 5.1%
National Multifamily 5.7%
Coastal Multifamily 5.6%
Cumulative SS-NOI Growth (2017-2023)
Invitation Homes 53.6%
AMH 42.4%
$102M incremental IH SS-NOI
National Multifamily 36.2%
$159M incremental IH SS-NOI
Coastal Multifamily 16.1%
$343M incremental IH SS-NOI

(1) National Multifamily represents simple average of CPT, MAA, and UDR. Coastal Multifamily represents simple average of AVB, EQR, and ESS. Data, including non-GAAP measures, is from public filings. There can be no assurance that our basis for computing this non-GAAP measure is comparable with that of other companies, including those mentioned above.

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Tampa North Carolina II. Location & Scale

Location: High-Growth Markets We focus on high-growth markets and infill neighborhoods with proximity to jobs, transportation, and schools ~96% of revenue from Western U.S., Sunbelt, and Florida 6.3% avg annual SS-NOI growth from 2017 to 2023 >34% more home price appreciation than U.S. avg since 2012 (1) Percent of 4Q23 revenue Seattle 6% Minne- apolis 1% Denver 3% Dallas 3% Phoenix 10% Atlanta 13% Tampa 10% Southern California 11% Las Vegas 4% South Florida 12% Northern California 6% Carolinas 6% Jacksonville 2% Orlando 8%Houston 2% Chicago 3% ________________________________________________ (1) Sources: John Burns Real Estate Consulting, S&P CoreLogic Case-Shiller® Home Price Indices, October 2023. Growth rates are for the entire market in which IH owns homes, weighted by IH home count, and represent market-level data for the entire market rather than IH home-specific data. 1.7x more job growth than U.S. avg since 2012 (1) 12

Scale: Atlanta Case Study Our industry-leading scale enables us to operate efficiently with significant local presence in markets Atlanta Home Count (1) Wholly-owned 12,717 JV-owned 626 3rd-party managed 5,553 Total 18,896 ATL 2 2,610 Homes ATL 3 2,848 Homes ATL 4 3,074 Homes ATL 5 2,720 Homes ATL 1 4,700 Homes Atlanta (1) ATL 6 2,944 Homes Atlanta Team Count (1) 1 Vice President of Operations 2 Directors of Operations 2 Rehab/Turn/R&M Directors 6 Portfolio Directors 15 Portfolio Mgmt. Personnel 31 Leasing Personnel 30 Customer Care Reps 95 Maintenance/RTM Techs ________________________________________________ (1) Home and team counts as of January 31, 2024. 13

Tampa Phoenix III. Eyes In Markets

Best-In-Class, Local Approach To Operations And Investing Local, high-touch service with eyes in markets enhances control over asset quality and the resident experience Differentiated Approach  Local resident service, leasing, and investment/asset management, with centralized oversight and tools  Proactive resident care and asset preservation  Collaboration between operations, investment, and asset mgmt teams to identify opportunities and drive consistency  In-house accountability for every step of the resident journey and life of the home  Home-by-home asset management decision making  Scale in markets to enhance efficiency and intel________________________________________________ (1) Home and team counts as of January 31, 2024. WHOLLY- OWNED 84,523 Homes 20 Field investment personnel ~1,000 Field ops personnel covering 40 home pods Centralized strategy, tools, and oversight for a total of 102,658 homes(1) Collaboration JV- OWNED 3,840 Homes 3RD PARTY MANAGED 14,295 Homes 15

Proactive Resident Service And Asset Management

ProCare proactive maintenance program designed to optimize each touch point with our residents and homes

- ProCare is our differentiated approach to service that leverages proactive engagement with residents and homes to maximize resident satisfaction and the quality and efficiency of asset preservation
  - In-house personnel own every step of the resident journey and visit residents in their homes at least 2x per year
  - Proactive resident education and “eyes on assets” are critical to homes’ condition and cost to maintain; the ProCare cycle is designed to maximize touchpoints that facilitate this, and resident feedback is collected throughout
  - Emergency repairs are addressed immediately, while minor repairs can be bundled into ProCare visits for efficiency
- Our mobile maintenance app, launched in 2021, allows residents to make camera-enabled maintenance requests on their own terms, and allows us to diagnose the problem before we arrive and reduce the number of return trips



Move-in | **Move-out**

Initial Showing / Leasing Interaction → ProCare Resident Orientation (RO) → *Move-in* → ProCare 45-Day Maintenance Visit → Work Order General Property Condition Assessment Program → ProCare 6-Month Maintenance Visit → ProCare Pre-Move Out Visit (PMOV) → *Move-out* → Move Out Inspection / Budget Creation

	Initial Showing / Leasing Interaction	ProCare Resident Orientation (RO)	ProCare 45-Day Maintenance Visit	Work Order General Property Condition Assessment Program	ProCare 6-Month Maintenance Visit	ProCare Pre-Move Out Visit (PMOV)	Move Out Inspection / Budget Creation
Educate Residents	✓	✓	✓	✓	✓	✓	
Make Repairs		✓	✓	✓	✓		✓
Check Home Condition	✓		✓	✓	✓	✓	✓

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Growing Our Value-Add Services We remain on track with our multi-year plan to grow value-add services to enhance the resident experience  Bundled Internet Introduction:  We are rolling out a bundled internet and digital media package to many of our residents across the country  Residents receive home WiFi and digital media at a substantial discount to what they would pay on their own  Smart Home Update:  Smart Home package includes video doorbell along with smart lock and smart thermostat  Highly-desired offering that provides greater security, energy efficiency, and convenience for residents  HVAC Filter Program Update:  HVAC filters are shipped by a third party to all homes quarterly for a small fee to residents  Reduces resident burden, improves energy efficiency, and reduces long-term HVAC maintenance costs  We remain in the early innings of what the resident experience could look like  We continue to see potential for significant growth in value-add service income  New or proposed initiatives include moving/storage offerings, pet programs, pest control, landscaping, insurance suite, and energy optimization 17

Our Commitment To Corporate Stewardship  Top-ranked corporate governance (1)  90% of directors independent  Quarterly ESG board updates  Robust risk management  Opted out of MUTA  Genuine Care commitment to our residents  Associates’ pay linked to resident service and sustainability  Employee Resource Groups and regular training  $250 million investment in Pathway Homes  Coordinated philanthropy and volunteer efforts Read our April 2023 Sustainability Progress Overview online at www.InvitationHomes.com/Sustainability ________________________________________________ (1) Achieved top score among all REITs in Green Street Advisors’ corporate governance rankings, dated July 13, 2023.  Resident education on energy efficiency  ENERGY STAR® certified appliances and durable, energy-efficient materials  Smart Home technology and HVAC filter delivery program  Water-saving landscape designs  Anchor investment in Fifth Wall Climate Tech Fund ENVIRONMENTAL GOVERNANCE SOCIAL 18

IV. Industry Fundamentals

3% 3% 14% 80% 1000+ units 100-999 units 10 to 99 units 1 to 9 units Meeting An Underserved Need In The Housing Market We provide a unique experience, but today serve < 1% of the growing demand for single-family rentals U.S. Single-Family Rental Ownership (4) (1) Source: John Burns Real Estate Consulting, Burns US Housing Analysis and Forecast, published January 19, 2024. (2) Source: U.S. Census Bureau, as of December 2023. (3) Avg. age of primary resident with an initial move-in date during the trailing 12-months ended December 31, 2023. (4) Source: John Burns Real Estate Consulting, Burns Single-Family Rental Analysis and Forecast, published December 21, 2023. Current U.S. Population by Age Cohort (2) (millions of people) 21.9 22.7 22.2 23.5 22.5 21.9 19.9 18 19 20 21 22 23 24 15-19 20-24 25-29 30-34 35-39 40-44 45-49 Avg. Resident Age: 39 (3) Potential Future Demand Single Unit Rentals: 36% (16M units) 2-9 Unit Rentals: 29% (13M units) 10+ Unit Rentals: 35% (16M units) Owned: 66% (87M units) Rented: 34% (45M units) U.S. Housing Summary (1) 132 Million Households 45 Million Rental Households 20

Single-Family Supply Continues To Be Constrained We believe a decade-long shortfall in single-family construction is likely to persist for the foreseeable future Total Housing Permits (Single and Multifamily) as a % of Households in Invitation Homes’ Markets (1) 0.0% 1.0% 2.0% 3.0% 4.0% 1980 1984 1988 1992 1996 2000 2004 2008 2012 2016 2020 Single-Family Multifamily '80-'23 Avg  The United States remains undersupplied by as many as 2 to 4 million homes according to some estimates  We expect our portfolio, which is predominantly focused on infill locations, to be more resilient as new supply comes online ________________________________________________ (1) Source: U.S. Census Bureau and John Burns Real Estate Consulting; data as of December 2023. 21

Disclaimer IR@InvitationHomes.com S&P 500 www.invh.com This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which include, but are not limited to, statements related to the Company's expectations regarding the performance of the Company's business, its financial results, its liquidity and capital resources, and other non-historical statements. In some cases, you can identify these forward-looking statements by the use of words such as “outlook,” “guidance,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties, including, among others, risks inherent to the single- family rental industry and the Company's business model, macroeconomic factors beyond the Company's control, competition in identifying and acquiring properties, competition in the leasing market for quality residents, increasing property taxes, homeowners’ association and insurance costs, poor resident selection and defaults and non-renewals by the Company's residents, the Company's dependence on third parties for key services, risks related to the evaluation of properties, performance of the Company's information technology systems, risks related to the Company's indebtedness, and risks related to the potential negative impact of unfavorable global and United States economic conditions (including inflation and rising interest rates), uncertainty in financial markets (including as a result of events affecting financial institutions), geopolitical tensions, natural disasters, climate change, and public health crises, on the Company’s financial condition, results of operations, cash flows, business, associates, and residents. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. The Company believes these factors include, but are not limited to, those described under Part I. Item 1A. “Risk Factors” of its Annual Report on Form 10-K for the year ended December 31, 2023 (the “Annual Report”), as such factors may be updated from time to time in the Company's periodic filings with the Securities and Exchange Commission (the “SEC”), which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release, in the Annual Report, and in the Company's other periodic filings. The forward-looking statements speak only as of the date of this presentation, and the Company expressly disclaims any obligation or undertaking to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except to the extent otherwise required by law.